UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2011 Annual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
41 Statement of Assets and Liabilities
43 Statement of Operations
44 Statement of Cash Flows
45 Statement of Changes in Net Assets
46 Financial Highlights
51 Notes to Financial Statements
61 Report of Independent Registered Public Accounting Firm
62 Tax Information
63 Summary of Management Fee Evaluation by Independent Fee Consultant
67 Board Members and Officers
71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	1.88%	4.97%	4.46%	4.70%
Class B	1.05%	4.08%	3.65%	3.88%
Class C	0.98%	4.13%	3.66%	3.88%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.92%	3.99%	3.88%	4.41%
Class B (max 4.00% CDSC)	-1.87%	3.46%	3.48%	3.88%
Class C (max 1.00% CDSC)	0.98%	4.13%	3.66%	3.88%
No Sales Charges					Life of Institutional Class*
Class S	2.07%	5.13%	4.68%	4.93%	N/A
Institutional Class	2.13%	5.22%	4.72%	N/A	4.45%
Barclays Capital Municipal Bond Index+	3.18%	5.06%	4.78%	5.02%	4.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated November 23, 2010 are 0.81%, 1.64%, 1.60%, 0.62% and 0.57% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$8.82	$8.82	$8.81	$8.83	$8.82
5/31/10	$9.08	$9.08	$9.08	$9.09	$9.08
Distribution Information: Twelve Months as of 5/31/11: Income Dividends	$.42	$.35	$.35	$.44	$.44
Capital Gain Distributions	$.001	$.001	$.001	$.001	$.001
May Income Dividend	$.0344	$.0269	$.0286	$.0360	$.0361
SEC 30-day Yield++ as of 5/31/11	3.80%	2.90%	3.13%	4.12%	4.14%
Tax Equivalent Yield++ as of 5/31/11	5.85%	4.46%	4.82%	6.34%	6.37%
Current Annualized Distribution Rate++ as of 5/31/11	4.68%	3.66%	3.90%	4.89%	4.91%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — General Municipal Debt Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	155	of	259	60
3-Year	25	of	232	11
5-Year	23	of	207	12
Class B 1-Year	222	of	259	86
3-Year	97	of	232	42
5-Year	89	of	207	43
Class C 1-Year	226	of	259	87
3-Year	92	of	232	40
5-Year	88	of	207	43
Class S 1-Year	133	of	259	52
3-Year	19	of	232	9
5-Year	12	of	207	6
10-Year	12	of	170	8
Institutional Class 1-Year	125	of	259	49
3-Year	16	of	232	7
5-Year	10	of	207	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,017.80	$1,013.70	$1,012.70	$1,018.70	$1,019.00
Expenses Paid per $1,000**	$4.23	$8.28	$8.13	$3.27	$3.07
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,020.74	$1,016.70	$1,016.85	$1,021.69	$1,021.89
Expenses Paid per $1,000**	$4.23	$8.30	$8.15	$3.28	$3.07

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.84%	1.65%	1.62%	.65%	.61%

Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,017.80	$1,013.70	$1,012.70	$1,018.70	$1,019.00
Expenses Paid per $1,000**	$3.82	$7.88	$7.73	$2.87	$2.67
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,021.14	$1,017.10	$1,017.25	$1,022.09	$1,022.29
Expenses Paid per $1,000**	$3.83	$7.90	$7.75	$2.87	$2.67

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.76%	1.57%	1.54%	.57%	.53%

* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Managed Municipal Bond Fund posted a return of 1.88% over the 12 months ended May 31, 2011 (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.18% for the same period.1 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 5.84% for the same period.2 The fund modestly lagged its average peer in the Lipper General Municipal Debt Funds category, which returned 2.00%.3 (Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The municipal market has continued to be dogged by concerns over the finances of states and localities, with California, New York and Illinois generating many of the negative headlines. As the fiscal period began, investor demand for municipals was supported to a degree by the very low yields available on Treasuries and cash equivalents. In addition, existing long-term issues benefited from reduced new tax-free supply as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds (BABs) with interest rates in effect subsidized by the federal government.4

As the period progressed, a number of issues weighed on the municipal market, leading to sharp outflows from municipal bond mutual funds. These issues included investor anticipation that the BABs program would not be extended past 2010, potentially leading to a higher volume of tax-free supply. Adding to the downward pressure on prices was a rise in interest rates generally as Treasuries sold off. Finally, the very real budget struggles of state and local issuers received heightened press attention late in 2010. The net result was a -4.17% return for municipals over the fourth quarter of 2010, one of the worst quarters in the history of the municipal bond market. Municipals overall assumed a generally positive trend over the first five months of 2011, helped by a decrease of more than 50% in the supply of new issues versus the same period in 2010. In addition, municipals as an asset class have attracted interest from buyers seeking higher yields than those available in the taxable market.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark fed funds rate (overnight bank lending rate) within the target range of 0% to 0.25%. Rates fell on short- and intermediate- municipal issues and rose on longer-term issues, resulting in a steeper curve by period end.5 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally weaker than among shorter issues. Specifically, the two-year bond yield decreased 14 basis points from 0.58% to 0.44%, while the 30-year yield rose 30 basis points from 4.00% to 4.30%, resulting in a total steepening of 44 basis points. (See the graph on page 10 for municipal bond yield changes from the beginning to the end of the period.) Municipal credit spreads — the yield advantage provided by lower quality issues — widened for many issues rated A or BBB for the 12 months.6

Municipal Bond Yield Curve (as of 5/31/10 and 5/31/11)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive Contributors to Fund Performance

The fund's exposure to California general obligations helped returns as these issues bucked the broader trend and experienced credit spread narrowing for longer maturities.7

Compared to many of our peers, the fund had meaningful exposure to issues with maturities under 10 years, which helped performance as shorter-term issues benefited from rate declines over the period.

Negative Contributors to Fund Performance

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates) swaps. With a LIBOR swap, we in effect take a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity. This hurt fund returns as the taxable market outperformed municipals across most maturities during the period, meaning that the value of the short position declined more than the equivalent long municipal position.

Given a steep yield curve during the period, we looked to increase exposure to bonds with maturities over 20 years. This detracted from relative performance as the yield curve steepened further and rates rose on longer-maturity issues.

With credit spreads at attractive levels, we also focused on increasing exposure to lower-quality issues in the BBB or A range during the period. As the period progressed and credit spreads widened for many of these issues, this constrained performance.

Outlook and Positioning

Municipal yields are at attractive levels on an historical basis versus US Treasury bonds, especially for longer-term issues. To illustrate, at the end of May 2011, the 10-year municipal bond was yielding approximately 87% of the comparable maturity Treasury bond, while the 30-year municipal was yielding nearly 102% of the comparable Treasury. Municipals also carry attractive yields versus long-term high-grade corporates, which could continue to draw support from buyers who normally focus on taxable investments..

While revenues have been increasing, state and local governments continue to be challenged to enact the spending cuts and tax increases necessary to balance their budgets. With this backdrop, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. We monitor the fund's holdings and will not hesitate to take appropriate action if there are signs of credit deterioration. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gains distributions.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Managed Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Philip G. Condon

Ashton P. Goodfield, CFA

Co-Lead Portfolio Managers

Matthew J. Caggiano, CFA

Michael J. Generazo

Portfolio Managers

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the 1- and 5-year periods, this category's average return was 2.00% (259 funds) and 3.17% (207 funds), respectively, as of 5/31/11. Category returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly in a Lipper category.

4 Build America Bonds (BABs) were first introduced in 2008 as part of the American Recovery and Reinvestment Act. Designed to lower the cost of borrowing for state and local governments to finance new projects, these bonds are taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers.

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities.

6 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

7 General Obligation Bonds are bonds that are backed by the taxing power of the state or local government or municipality and not by the revenue from the project the bond is funding.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	5/31/11	5/31/10

Revenue Bonds	70%	68%
General Obligation Bonds	16%	17%
Lease Obligations	9%	9%
ETM/Prerefunded	5%	6%
	100%	100%

Quality	5/31/11	5/31/10

AAA	6%	6%
AA	27%	30%
A	43%	43%
BBB	19%	17%
Below BBB	2%	—
Not Rated	3%	4%
	100%	100%

Interest Rate Sensitivity	5/31/11	5/31/10

Effective Maturity	9.9 years	8.8 years
Effective Duration	6.4 years	6.3 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/11	5/31/10

California	19%	19%
Illinois	11%	11%
Texas	10%	7%
Massachusetts	6%	7%
Florida	6%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.7%
Alabama 1.0%
Alabama, State Public School & College Authority, Capital Improvement, 5.0%, 12/1/2023	35,000,000	38,582,250
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	3,918,920
		42,501,170
Arizona 1.4%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	12,022,440
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,451,152
5.0%, 12/1/2037	8,405,000	7,428,171
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	6,250,000	6,694,750
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	10,775,000	10,259,524
Series A, 5.25%, 7/1/2033	20,885,000	21,315,022
		59,171,059
Arkansas 0.3%
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015, INS: NATL	13,080,000	14,218,483
California 17.4%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	650,000	773,591
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	355,000	441,971
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.5%, 4/1/2043	13,000,000	13,504,660
Series F-1, 5.625%, 4/1/2044	11,500,000	12,078,105
California, Educational Facilities Authority Revenue, Loyola Marymount University, Series A, Zero Coupon, 10/1/2014, INS: NATL	1,000,000	908,190
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,119,246
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045, INS: AGC	10,275,000	9,005,832
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	4,930,800
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	10,335,400
Series A, 6.0%, 7/1/2039	7,500,000	7,687,575
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	7,800,000	8,136,882
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	15,315,000	17,289,869
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/2033	47,575,000	32,141,670
California, State Department of Water Resources Revenue, Prerefunded, 5.5%, 12/1/2015	25,000	25,666
California, State General Obligation:
5.0%, 9/1/2032	10,000,000	9,992,700
6.25%, 11/1/2034	20,655,000	22,760,364
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	25,000,000	26,483,250
5.0%, 3/1/2027	20,000,000	20,366,400
5.0%, 11/1/2027	15,000,000	15,358,800
5.0%, 6/1/2029, INS: AMBAC	5,000,000	5,037,150
5.0%, 12/1/2031, INS: NATL	1,045,000	1,046,871
5.125%, 11/1/2024	5,000,000	5,134,550
5.25%, 12/1/2021	10,215,000	11,097,678
6.0%, 4/1/2038	22,915,000	24,452,138
6.0%, 11/1/2039	50,000,000	53,558,000
6.5%, 4/1/2033	58,440,000	65,323,063
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	10,582,600
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,582,075
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,101,220
California, State Public Works Board, Lease Revenue, Department of General Services, Capital East End, Series A, 5.25%, 12/1/2020, INS: AMBAC	11,540,000	11,899,356
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,410,198
Series A, 5.5%, 6/1/2022	1,400,000	1,430,296
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,493,775
Series C, 5.5%, 6/1/2020	5,000,000	5,263,350
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	9,992,300
Castaic Lake, CA, Water Agency Revenue, Certificates of Participation, 1994 Refunding Project, Series A, 0.13%**, 8/1/2020, LOC: Wells Fargo Bank NA	2,385,000	2,385,000
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037, INS: AMBAC	13,085,000	13,408,461
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	10,000,000	9,532,700
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,526,450
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	19,114,567
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,514,600
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	12,000,000	12,382,320
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,082,750
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	24,866,750
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014, INS: FGIC, NATL	4,235,000	3,871,933
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014, INS: AMBAC	2,000,000	2,106,680
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	16,299,840
Series B, 5.25%, 7/1/2039	12,000,000	12,248,880
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015, INS: FGIC, NATL	1,000,000	890,130
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	10,455,000	10,887,210
Series U, 5.0%, 8/15/2028, INS: AGMC	8,175,000	8,400,794
San Diego County, CA, Regional Airport Authority Revenue, Series A, 5.0%, 7/1/2034	7,000,000	6,799,030
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,175,800
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014, INS: FGIC, NATL	1,000,000	935,620
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 32-G, 5.0%, 5/1/2026, INS: FGIC, NATL	8,565,000	8,776,384
Series F, 5.0%, 5/1/2035	27,500,000	27,215,100
Series E, 6.0%, 5/1/2039	35,000,000	37,535,050
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	7,922,173
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013, INS: NATL	3,895,000	4,013,096
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012, INS: NATL	5,000,000	4,850,150
Series A, Zero Coupon, 1/15/2013, INS: NATL	35,295,000	32,092,685
Series A, Zero Coupon, 1/15/2014, INS: NATL	14,905,000	12,716,052
San Jose, CA, Multi-Family Housing Revenue, Brookwood Terrace, Series B2, 0.19%**, 1/1/2014, LOC: JPMorgan Chase Bank	1,000,000	1,000,000
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015, INS: FGIC, NATL	2,000,000	1,747,680
Vallejo City, CA, Unified School District General Obligation, Series A, 5.9%, 2/1/2022, INS: NATL	3,905,000	4,100,211
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	9,399,600
		749,543,287
Colorado 3.2%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016, INS: NATL	5,000,000	3,856,700
Series A-1, 5.5%, 9/1/2024, INS: NATL	4,000,000	3,911,360
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	15,000,000	12,308,100
Colorado, Health Facilities Authority Revenue, Portercare Adventist Health System, Prerefunded, 6.5%, 11/15/2031	3,000,000	3,114,000
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	32,561,100
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014, INS: NATL	6,380,000	5,540,775
Series B, Zero Coupon, 9/1/2015, INS: NATL	17,120,000	14,019,396
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	5,749,040
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	13,711,053
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	22,465,750
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	3,987,550
Series A, 5.75%, 9/1/2014, INS: NATL	14,700,000	15,833,370
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013, INS: NATL	2,500,000	2,874,750
		139,932,944
Connecticut 0.4%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	13,749,580
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,681,659
		16,431,239
District of Columbia 0.3%
District of Columbia, Core City General Obligation, Series B3, 5.5%, 6/1/2012, INS: NATL	340,000	356,113
District of Columbia, National Public Radio Revenue, Series A, 5.0%, 4/1/2035	5,000,000	5,019,150
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	5,000,000	6,059,900
		11,435,163
Florida 5.0%
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,047,500
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	1,250,000	1,517,763
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,521,600
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	1,000,000	1,239,210
Jacksonville, FL, Health Facilities Authority, ETM, 11.5%, 10/1/2012	85,000	97,289
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	987,050
Series A, 5.0%, 10/1/2040	1,000,000	982,560
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016, INS: FGIC	1,350,000	1,220,940
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	14,638,050
Series A, 5.5%, 10/1/2041	30,000,000	30,007,500
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022, INS: AGMC	20,000,000	20,871,200
Series A-1, 5.375%, 10/1/2035	1,000,000	997,230
Series A-1, 5.375%, 10/1/2041	19,290,000	18,948,567
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	6,612,431
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014, INS: NATL	2,195,000	1,885,790
Series A, Zero Coupon, 10/1/2022, INS: NATL	7,000,000	3,600,940
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	17,977,288
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	9,984,500
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016, INS: NATL	1,100,000	1,234,057
Series 2006-A, ETM, 6.25%, 10/1/2016, INS: NATL	70,000	83,630
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029, INS: AGMC	6,500,000	6,638,450
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	570,075
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	6,790,680
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016, INS: NATL	2,830,000	3,381,029
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	16,215,000	15,957,668
Series A, 5.0%, 7/1/2040	11,895,000	11,565,865
6.5%, 7/1/2012, INS: FGIC, NATL	1,000,000	1,059,730
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	480,000	447,754
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2013, INS: NATL	3,770,000	4,114,578
5.75%, 10/1/2014, INS: NATL	755,000	844,875
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015, INS: FGIC, NATL	110,000	132,727
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	2,600,000	2,619,448
5.25%, 9/1/2035, INS: AGC	3,000,000	3,056,760
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	12,500,000	14,795,625
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016, INS: AMBAC	1,005,000	1,181,629
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	2,075,000	2,213,382
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014, INS: AMBAC	3,165,000	2,916,326
		214,741,696
Georgia 4.9%
Atlanta, GA, Airport Revenue, Series A, 5.0%, 1/1/2035	2,470,000	2,421,292
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,071,150
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019, INS: FGIC, NATL	13,000,000	14,955,590
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.375%, 11/1/2039, INS: AGMC	40,000,000	40,866,800
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	10,264,800
Series B, 5.5%, 1/1/2033	4,000,000	4,133,480
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	8,225,000	7,904,801
Series A, 5.5%, 2/15/2045	20,000,000	19,431,000
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	18,474,018
Series B, 5.0%, 3/15/2019	5,000,000	4,999,000
Series A, 5.0%, 3/15/2020	2,700,000	2,834,919
Series B, 5.0%, 3/15/2020	5,000,000	4,992,600
Series A, 5.0%, 3/15/2022	17,340,000	17,645,704
Series A, 5.5%, 9/15/2023	5,000,000	5,033,300
Series A, 5.5%, 9/15/2024	4,635,000	4,630,689
Series A, 5.5%, 9/15/2027	5,000,000	4,847,950
Series A, 5.5%, 9/15/2028	5,000,000	4,805,500
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	18,700,000	19,540,378
Georgia, Municipal Electric Authority Power Revenue:
Series 2005-Y, 6.4%, 1/1/2013, INS: AMBAC	2,215,000	2,326,414
Series Y, ETM, 6.4%, 1/1/2013, INS: AMBAC	140,000	148,463
Series V, 6.5%, 1/1/2012, INS: FGIC, NATL	1,085,000	1,116,020
Series X, 6.5%, 1/1/2012, INS: NATL	770,000	792,014
Series W, 6.6%, 1/1/2018, INS: NATL	11,095,000	12,826,042
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018, INS: NATL	190,000	230,442
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011, INS: FGIC, NATL	665,000	668,611
		210,960,977
Hawaii 0.5%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	16,800,000	16,342,200
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	6,000,000	6,037,380
		22,379,580
Idaho 0.3%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	10,944,375
Illinois 11.9%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017, INS: FGIC, NATL	20,000,000	15,971,000
Series A, 5.375%, 1/1/2013, INS: NATL	10,930,000	11,299,543
Chicago, IL, General Obligation:
Series A, 5.0%, 1/1/2025, INS: AMBAC	13,985,000	14,028,353
Series B, 5.125%, 1/1/2015, INS: AMBAC	1,960,000	2,092,966
Chicago, IL, O'Hare International Airport Revenue:
Series A-2, AMT, 5.75%, 1/1/2019, INS: AGMC	12,975,000	13,651,906
Series B, 6.0%, 1/1/2041	10,000,000	10,478,100
Series C, 6.5%, 1/1/2041	26,700,000	29,408,715
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014, INS: AMBAC	3,150,000	3,329,707
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016, INS: NATL	11,025,000	12,575,666
Series A, 6.0%, 1/1/2020, INS: NATL	46,340,000	52,126,476
Series A, 6.25%, 1/1/2015, INS: NATL	28,725,000	30,896,323
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011, INS: NATL	4,990,000	5,095,988
Chicago, IL, School District Revenue Lease, Board of Education, ETM, 6.25%, 12/1/2011, INS: NATL	1,600,000	1,648,416
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012, INS: FGIC, NATL	6,350,000	6,174,613
Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	3,724,120
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	10,555,200
Cook County, IL, County General Obligation, 6.5%, 11/15/2014, INS: FGIC, NATL	18,560,000	21,283,494
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	5,500,000	5,445,110
Series A, 5.5%, 4/1/2044	5,500,000	5,520,350
Series D, 6.5%, 11/1/2038	4,085,000	4,397,748
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	16,000,000	14,319,200
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	11,807,180
5.5%, 4/1/2039	4,800,000	4,608,240
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	22,482,151
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series D-3, 6.25%, 8/15/2015	5,000,000	4,939,600
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	10,000,000	10,178,900
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015, INS: NATL	3,300,000	2,896,641
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,002,300
6.25%, 8/15/2013, INS: NATL	1,855,000	1,955,393
Series A, 6.25%, 1/1/2015, INS: AMBAC	9,525,000	10,286,905
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Capital Appreciation:
Zero Coupon, 6/15/2013, INS: NATL	4,045,000	3,867,748
ETM, Zero Coupon, 6/15/2013, INS: NATL	3,520,000	3,433,795
Illinois, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011, INS: NATL	895,000	894,472
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023, INS: FGIC, NATL	3,500,000	3,711,855
Series A, 5.25%, 2/1/2024, INS: FGIC, NATL	2,500,000	2,637,325
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014, INS: AMBAC	5,000,000	5,439,300
Illinois, Project Revenue, Zero Coupon, 1/1/2014, INS: AGMC	17,975,000	16,758,991
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016, INS: FGIC, NATL	10,000,000	8,451,900
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 6.0%, 6/1/2028	17,315,000	17,418,371
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	7,534,660
Series A, 6.7%, 11/1/2021, INS: FGIC, NATL	25,800,000	30,624,342
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011, INS: AMBAC	820,000	837,310
6.25%, 12/15/2020, INS: AMBAC	6,975,000	7,921,159
Series P, 6.5%, 6/15/2013	790,000	827,241
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	4,890,038
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012, INS: NATL	960,000	994,781
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2012, INS: AGMC	1,300,000	1,286,701
Series B, Zero Coupon, 1/1/2013, INS: AGMC	1,095,000	1,055,569
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	2,363,809
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013, INS: FGIC, NATL	5,880,000	5,356,504
Series B, Zero Coupon, 12/1/2014, INS: FGIC, NATL	5,985,000	5,210,840
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011, INS: AMBAC	3,000,000	2,991,870
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	330,000	331,409
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011, INS: FGIC, NATL	4,145,000	4,128,503
Series B, Zero Coupon, 12/1/2012, INS: FGIC, NATL	2,480,000	2,436,823
Series B, Zero Coupon, 12/1/2013, INS: FGIC, NATL	12,030,000	11,555,777
Series B, Zero Coupon, 12/1/2014, INS: FGIC, NATL	10,255,000	9,584,938
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015, INS: AGMC	8,000,000	7,364,160
		514,090,495
Indiana 1.3%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016, INS: NATL	10,160,000	11,402,670
Series B, 6.0%, 1/1/2012, INS: NATL	1,750,000	1,804,250
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	5,637,417
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,672,671
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,580,000	4,618,976
ETM, 6.0%, 7/1/2011, INS: NATL	1,445,000	1,451,599
ETM, 6.0%, 7/1/2012, INS: NATL	1,535,000	1,622,448
ETM, 6.0%, 7/1/2013, INS: NATL	1,620,000	1,786,058
ETM, 6.0%, 7/1/2014, INS: NATL	1,720,000	1,968,108
ETM, 6.0%, 7/1/2015, INS: NATL	1,825,000	2,148,896
6.0%, 7/1/2016, INS: NATL	465,000	521,219
ETM, 6.0%, 7/1/2016, INS: NATL	1,470,000	1,810,805
6.0%, 7/1/2017, INS: NATL	490,000	547,477
ETM, 6.0%, 7/1/2017, INS: NATL	1,560,000	1,954,805
6.0%, 7/1/2018, INS: NATL	520,000	578,666
ETM, 6.0%, 7/1/2018, INS: NATL	1,655,000	2,096,405
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	2,525,000	2,823,606
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012, INS: AMBAC	2,570,000	2,639,698
Series A, 7.25%, 6/1/2015	295,000	295,254
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012, INS: AMBAC	450,000	450,108
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	10,314,000
		58,145,136
Iowa 0.0%
Iowa, Finance Authority, Small Business Development Revenue, Corporate Center Associates LP Project, 0.18%**, 9/1/2020, LOC: Wells Fargo Bank NA	1,000,000	1,000,000
Kansas 0.2%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, 5.5%, 11/1/2017	1,000,000	1,225,290
Kansas, State Department of Transportation Highway Revenue, Series A-5, 0.14%**, 9/1/2015, SPA: US Bank NA	3,150,000	3,150,000
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,590,000	3,531,483
		7,906,773
Kentucky 1.6%
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 0.2%**, 3/1/2030, LOC: US Bank NA	2,485,000	2,485,000
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012, INS: NATL	9,110,000	9,521,134
Series C, 5.7%, 10/1/2013, INS: NATL	5,495,000	5,889,651
Series C, ETM, 5.7%, 10/1/2013, INS: NATL	2,750,000	3,047,660
Series C, 5.8%, 10/1/2014, INS: NATL	3,420,000	3,686,521
Series C, Prerefunded, 5.8%, 10/1/2014, INS: NATL	1,710,000	1,931,924
Series C, 5.85%, 10/1/2015, INS: NATL	3,490,000	3,741,245
Series C, Prerefunded, 5.85%, 10/1/2015, INS: NATL	1,745,000	1,973,490
Series C, 5.9%, 10/1/2016, INS: NATL	4,330,000	4,615,174
Series C, Prerefunded, 5.9%, 10/1/2016, INS: NATL	2,170,000	2,456,657
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	10,983,610
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,630,590
Lexington-Fayette Urban County, KY, Government Industrial Development Revenue, YMCA of Central Kentucky, Inc. Project, 0.2%**, 7/1/2019, LOC: Bank One Kentucky NA	1,000,000	1,000,000
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	13,566,300
		69,528,956
Louisiana 0.6%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, 5.25%, 2/1/2039	10,000,000	10,301,300
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	4,662,750
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	11,585,640
		26,549,690
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	9,627,516
Maryland 0.5%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012, INS: FGIC	3,100,000	3,269,322
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2016	1,000,000	838,470
Series A, 5.0%, 12/1/2031	20,000,000	12,316,600
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	3,400,000	3,751,084
		20,175,476
Massachusetts 5.0%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	10,000,000	11,249,700
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,105,715
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, ETM, 6.25%, 7/1/2012, INS: AMBAC	335,000	341,774
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,520,000	4,024,608
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	445,000	504,608
Massachusetts, Project Revenue, Prerefunded, 9.2%, 12/15/2031, GTY: Harvard Pilgrim HealthCare, Inc.	17,000,000	19,550,170
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023, GTY: Harvard Pilgrim HealthCare, Inc.	3,000,000	3,447,840
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	27,680,000	26,448,517
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	29,271,168
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2027	1,680,000	990,360
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, SEMASS Partnership:
Series A, 5.625%, 1/1/2015, INS: NATL	4,000,000	4,088,760
Series A, 5.625%, 1/1/2016, INS: NATL	2,750,000	2,810,885
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College:
Series I, 0.11%**, 11/1/2028	1,995,000	1,995,000
Series J-1, 0.11%**, 11/1/2035	3,000,000	3,000,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project, 5.25%, 7/1/2038	18,000,000	14,892,660
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	11,330,820
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	13,830,308
Massachusetts, State Industrial Finance Agency Revenue, JHC Assisted Living Corp., Series A, 144A, 0.18%**, 12/1/2029, LOC: TD Bank NA	4,300,000	4,300,000
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	3,000,000	2,909,490
Series A, AMT, 5.5%, 1/1/2015, INS: AMBAC	3,000,000	2,873,220
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	3,000,000	2,843,910
Massachusetts, State Water Resource Authority:
Series J, 5.5%, 8/1/2021, INS: AGMC	5,685,000	7,006,365
Series C, 6.0%, 12/1/2011	1,380,000	1,415,866
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018, INS: NATL	10,000,000	7,724,800
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020, INS: AGMC (a)	14,315,000	17,619,331
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019 (a)	13,710,000	16,744,983
		217,320,858
Michigan 1.9%
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014, INS: FGIC	1,000,000	1,068,950
Detroit, MI, Sewer Disposal Revenue:
Series D, 0.804%***, 7/1/2032, INS: AGMC	6,375,000	4,424,059
Series B, 7.5%, 7/1/2033, INS: AGMC	10,000,000	11,735,900
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016, INS: NATL	2,760,000	2,760,800
Series A-1, 5.375%, 4/1/2018, INS: NATL	3,000,000	2,900,760
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015, INS: FGIC, NATL	8,710,000	7,518,559
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	9,755,000	9,846,990
Series I, 6.0%, 10/15/2038	9,000,000	9,517,410
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,107,650
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, 6.125%, 6/1/2039	4,000,000	4,097,680
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	10,857,000
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	7,200,000	8,286,192
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	560,000	577,561
		81,699,511
Minnesota 0.4%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	7,000,473
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,923,316
Series A, ETM, 5.75%, 7/1/2018	6,760,000	8,236,790
		19,160,579
Mississippi 0.6%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series C, 5.25%, 8/1/2027	13,890,000	14,691,314
Warren County, MS, Gulf Opportunity, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	4,918,600
Series A, 6.5%, 9/1/2032	7,420,000	7,732,827
		27,342,741
Missouri 0.4%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,187,195
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	6,745,017
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016, INS: AMBAC	6,895,000	5,030,661
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015, INS: AMBAC	4,200,000	3,271,968
		17,234,841
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	1,076,960
Series A, 5.5%, 2/1/2035	1,000,000	1,067,960
Series A, 5.5%, 2/1/2039	1,000,000	1,063,190
		3,208,110
Nevada 0.1%
Clark County, NV, Airport Revenue, Series B, 5.125%, 7/1/2036	5,000,000	4,775,700
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project:
Zero Coupon, 1/1/2013, INS: AMBAC*	5,000,000	1,090,000
Second Tier, 7.375%, 1/1/2040*	15,000,000	26,250
		5,891,950
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	10,606,600
New Jersey 2.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,688,060
5.75%, 6/15/2034	2,455,000	2,233,829
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,288,798
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	8,991,031
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023, INS: AGMC	5,000,000	5,741,750
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	885,720
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020, INS: AMBAC	11,000,000	12,717,100
New Jersey, State Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems:
Series A, Zero Coupon, 12/15/2026	54,000,000	22,076,280
Series A, Zero Coupon, 12/15/2028	30,000,000	10,457,400
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series A, 6.0%, 6/15/2035	6,000,000	6,570,600
Series A, 6.0%, 12/15/2038	11,075,000	11,852,908
Series A, Prerefunded, 6.0%, 12/15/2038	5,925,000	7,620,379
New Jersey, State Turnpike Authority Revenue:
Series E, 5.25%, 1/1/2040	5,250,000	5,346,705
Series C-2005, 6.5%, 1/1/2016, INS: AMBAC	1,210,000	1,438,254
Series C-2005, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	512,805
		106,421,619
New York 2.8%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, Albany College of Pharmacy, Series A, 0.18%**, 7/1/2038, LOC: TD Bank NA	2,530,000	2,530,000
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	6,000,000	6,836,100
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014, INS: FGIC	4,840,000	5,153,535
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,740,720
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,267,580
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,168,692
New York, State Dormitory Authority Revenues, Non-State Supported Debt, New York Law School, 0.14%**, 7/1/2038, LOC: TD Bank NA	1,800,000	1,800,000
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series F, 5.0%, 2/15/2035	5,000,000	5,158,100
Series A, 5.0%, 3/15/2038	8,750,000	8,967,700
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,086,798
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.25%, 6/1/2022, INS: AMBAC	12,600,000	13,218,912
New York, Transportation/Tolls Revenue, Transportation Authority, Series E, 5.5%, 11/15/2021, INS: NATL	6,000,000	6,296,160
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	3,530,000	3,548,956
New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, 1090 Franklin Avenue Associates LLC, Series A, AMT, 0.2%**, 12/1/2037, LOC: Citibank NA	1,000,000	1,000,000
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,043,800
New York City, NY, Industrial Development Agency, Civic Facility Revenue, New York Psychotherapy & Counseling Center, 0.17%**, 6/1/2038, LOC: JPMorgan Chase Bank	1,845,000	1,845,000
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031, GTY: AMR Corp.	9,000,000	9,188,910
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.0%, 6/15/2040	2,270,000	2,321,983
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution, Series EE, 5.375%, 6/15/2043	11,250,000	11,948,062
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series BB, 5.0%, 6/15/2031	9,465,000	9,967,592
New York, NY, General Obligation, Series I-1, 5.375%, 4/1/2036	7,000,000	7,303,870
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	1,981,880
		122,374,350
North Carolina 1.6%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,564,725
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,548,846
North Carolina, Electric Revenue, 5.25%, 1/1/2020, INS: NATL	4,000,000	4,218,280
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018, INS: AMBAC	8,775,000	10,359,765
Series B, 6.0%, 1/1/2022, INS: NATL	18,775,000	22,509,348
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	17,000,000	18,359,660
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	5,410,000	5,580,199
		67,140,823
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	9,865,141
Ohio 1.9%
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012, INS: NATL	685,000	714,380
Avon, OH, School District General Obligation, 6.5%, 12/1/2015, INS: AMBAC	940,000	1,117,425
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015, INS: FGIC, NATL	1,500,000	1,719,540
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012, INS: AMBAC	420,000	409,571
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Turbo:
Series A-2, 5.75%, 6/1/2034	13,275,000	9,249,754
Series A-2, 6.0%, 6/1/2042	7,000,000	4,894,190
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011, INS: NATL	1,050,000	1,077,048
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,000,310
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	578,980
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	25,000	25,628
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: FGIC, NATL	320,000	375,238
Franklin County, OH, Healthcare Facilities Revenue, Presbyterian Services, 5.5%, 7/1/2017	1,000,000	1,001,120
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	390,000	421,945
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	15,216,644
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012, INS: FGIC, NATL	1,655,000	1,633,982
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012, INS: NATL	1,005,000	983,101
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014, INS: AMBAC	570,000	528,088
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012, INS: FGIC, NATL	255,000	248,681
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	235,000	240,938
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	6,597,420
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011, INS: AMBAC	530,000	540,801
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,148,220
Series B, 6.5%, 10/1/2020	2,250,000	2,710,305
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	475,000	560,168
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	7,293,525
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,086,360
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	13,869,416
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011, INS: AMBAC	115,000	117,550
Toledo, OH, Other General Obligation, Macy's Project, Series A, AMT, 6.35%, 12/1/2025, INS: NATL	1,000,000	1,001,090
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011, INS: AMBAC	45,000	46,179
6.6%, 12/1/2016, INS: AMBAC	200,000	233,738
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013, INS: AGMC	930,000	887,164
		80,528,499
Oklahoma 0.8%
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	9,135,600
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL	23,125,000	25,728,875
		34,864,475
Pennsylvania 3.6%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A, AMT, 5.75%, 1/1/2013, INS: NATL	9,400,000	9,780,982
Series A-1, AMT, 5.75%, 1/1/2014, INS: NATL	10,500,000	11,061,120
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	11,980,894
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014, INS: NATL	700,000	749,497
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	24,500,000	27,936,615
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,023,330
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017, INS: FGIC, NATL	3,700,000	3,073,220
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	430,000	448,628
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,687,344
Pennsylvania, State Turnpike Commission Revenue, Series B, 5.75%, 6/1/2039	32,000,000	32,876,480
Pennsylvania, State Turnpike Commission Revenue, Capital Appreciation, Series E, Step-up Coupon, 0% to 12/1/2017, 6.375% to 12/1/2038	40,000,000	28,230,000
Pennsylvania, State Turnpike Commission Revenue, Motor License Fund, Series A, 6.0%, 12/1/2036	3,000,000	3,338,640
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014, INS: NATL	1,465,000	1,575,446
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,082,407
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,072,390
Series A, 5.25%, 1/1/2036	2,500,000	2,519,325
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014, INS: AMBAC	1,050,000	1,112,464
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014, INS: FGIC	70,000	77,450
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011, INS: AMBAC	1,380,000	1,384,430
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	5,027,174
		155,037,836
Puerto Rico 4.0%
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017, INS: XLCA	8,500,000	9,437,465
Series KK, 5.5%, 7/1/2016, INS: NATL	10,000,000	11,227,900
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	13,650,000	13,329,498
Series A, 6.5%, 8/1/2044	35,000,000	37,321,900
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	55,000,000	44,837,650
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	18,020,000	12,087,095
Puerto Rico Commonwealth, General Obligation, 6.25%, 7/1/2013, INS: NATL	1,850,000	1,997,223
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue:
Series L, 5.25%, 7/1/2038, INS: AMBAC	24,000,000	21,962,640
5.5%, 7/1/2028, INS: NATL	19,545,000	19,673,411
		171,874,782
Rhode Island 1.2%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039 (a)	13,000,000	13,456,560
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	10,710,700
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015, INS: NATL	18,040,000	18,923,058
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	7,293,060
		50,383,378
South Carolina 1.1%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	7,365,600
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
5.75%, 8/1/2039	1,910,000	1,776,854
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	7,793,958
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
5.5%, 1/1/2012, INS: NATL	2,810,000	2,889,973
Series A, ETM, 6.5%, 1/1/2016, INS: FGIC	430,000	526,698
6.75%, 1/1/2019, INS: FGIC, NATL	2,065,000	2,555,850
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,890,262
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	10,337,934
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	10,248,500
Series A, 5.375%, 1/1/2028	2,500,000	2,742,550
		48,128,179
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,042,210
Tennessee 1.1%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	3,038,940
5.625%, 4/1/2038	4,550,000	4,623,073
5.75%, 4/1/2041	8,675,000	8,850,842
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2014, INS: NATL	2,000,000	2,163,420
6.25%, 1/1/2013, INS: NATL	4,000,000	4,253,680
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	4,765,258
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	8,852,600
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019	7,000,000	7,004,060
Series A, 5.25%, 9/1/2021	2,000,000	1,958,440
		45,510,313
Texas 8.9%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	2,967,000	2,549,484
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 3.375%, 4/1/2027 (b)	21,335,000	12,072,196
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012, INS: AMBAC	13,520,000	13,299,083
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2013	4,840,000	4,780,468
Series A, Zero Coupon, 2/15/2014	6,000,000	5,832,360
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016, INS: NATL	475,000	277,476
Dallas, TX, Waterworks & Sewer Systems Revenue, 5.0%, 10/1/2037	4,600,000	4,796,006
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,354,311
Harris County, TX, Cultural Education Facilities Finance Corp., Special Facilities Revenue, Texas Medical Center, Series B-2, 0.11%**, 9/1/2031, LOC: JPMorgan Chase & Co.	1,000,000	1,000,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	5,000,000	5,518,950
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	19,228,826
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027, INS: FGIC, NATL	21,030,000	21,521,471
Series A, 5.5%, 7/1/2039	10,000,000	10,297,700
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	11,656,000
Houston, TX, Utility Systems Revenue, Series A, 5.25%, 5/15/2022, INS: AGMC	30,000,000	32,541,300
Houston, TX, Water & Sewer Revenue, Series C, Zero Coupon, 12/1/2012, INS: AMBAC	4,350,000	4,292,189
North Texas, Tollway Authority Revenue:
Series C, 5.25%, 1/1/2044	20,000,000	18,673,000
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	6,608,550
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	12,302,308
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	16,516,995
First Tier, 6.0%, 1/1/2043	30,000,000	30,700,200
North Texas, Tollway Authority Revenue, Special Projects Systems, Series A, 6.0%, 9/1/2041	6,675,000	7,342,500
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.625%, 8/15/2035	10,000,000	10,146,100
Texas, Dallas/Fort Worth International Airport Revenue:
Series A, 5.25%, 11/1/2038	20,000,000	20,139,400
Series A, AMT, 5.5%, 11/1/2019, INS: NATL	20,000,000	20,839,800
Texas, Electric Revenue:
Zero Coupon, 9/1/2017, INS: NATL	5,880,000	4,801,961
ETM, Zero Coupon, 9/1/2017, INS: NATL	120,000	105,612
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016, INS: NATL	18,300,000	15,849,630
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	19,833,200
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.907%***, 12/15/2026	19,800,000	14,475,384
Series D, 6.25%, 12/15/2026	20,000,000	21,293,800
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016, INS: NATL	375,000	342,806
Texas, Other General Obligation, 7.0%, 9/15/2012	2,354,896	2,390,125
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	5,575,000	5,702,221
5.5%, 8/1/2025	2,750,000	2,769,718
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,458,296
		386,309,426
Utah 0.0%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015, INS: AMBAC	880,000	1,066,261
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	25,112
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	200,000	206,878
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012, INS: NATL	540,000	542,030
		1,840,281
Virginia 0.5%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	5,500,000	6,548,410
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	3,000,000	3,364,740
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,667,221
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015, INS: AMBAC	4,680,000	5,042,560
		23,622,931
Washington 1.8%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014, INS: NATL	12,685,000	11,964,111
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: FGIC, NATL	6,725,000	5,522,436
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014, INS: NATL	4,000,000	4,424,920
Washington, State General Obligation:
Series 5, Zero Coupon, 1/1/2017, INS: FGIC, NATL	4,535,000	3,965,041
Series B, 5.0%, 2/1/2033	5,000,000	5,284,300
Series 2011A, 5.0%, 8/1/2033	20,000,000	21,089,000
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	5,240,000	4,901,706
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	6,772,594
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, 6.75%, 11/15/2041	12,175,000	12,888,942
		76,813,050
Wisconsin 1.9%
Milwaukee County, WI, Series A, ETM, Zero Coupon, 12/1/2011, INS: FGIC	220,000	219,514
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	6,834,520
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	3,760,000	4,581,786
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	6,570,000	8,090,758
Series AA, 6.5%, 6/1/2011, INS: NATL	2,820,000	2,820,000
Series AA, ETM, 6.5%, 6/1/2012, INS: NATL	3,000,000	3,183,120
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	14,000,000	14,366,940
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	17,105,000	17,104,658
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	7,335,000	7,761,897
Wisconsin, State Health & Educational Facilities Authority Revenue, SSM Health Care Corp., Series A, 5.25%, 6/1/2034	2,000,000	1,997,340
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	13,160,354
		80,120,887
Total Municipal Bonds and Notes (Cost $3,846,608,279)		4,045,627,385

Municipal Inverse Floating Rate Notes (c) 13.8%
California 2.8%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (d)	10,700,000	10,894,886
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 13.628%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (d)	5,236,056	5,786,754
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (d)	3,742,268	4,135,858
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (d)	3,118,557	3,446,548
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.797%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (d)	15,620,000	16,105,938
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.9%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (d)	30,000,000	31,592,700
Trust: Los Angeles, CA, Series 3371-2, 144A, 19.4%, 6/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (d)	30,000,000	32,948,100
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.36%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (d)	14,997,001	15,629,701
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.577%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
		120,540,485
District of Columbia 0.6%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (d)	22,000,000	24,500,740
Trust: District of Columbia, Series 3369, 144A, 19.9%, 12/1/2030, Leverage Factor at purchase date: 4 to 1
Florida 1.6%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (d)	30,130,000	33,549,637
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 43.511%, 7/1/2021, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (d)	3,740,000	3,876,358
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (d)	3,915,000	4,057,739
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (d)	4,122,500	4,272,804
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (d)	4,317,500	4,474,913
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (d)	16,470,000	17,070,486
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.221%, 7/1/2023, Leverage Factor at purchase date: 2 to 1
		67,301,937
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (d)	3,023,487	3,113,942
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (d)	3,300,848	3,399,601
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (d)	3,663,166	3,772,759
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.318%, 5/1/2033, Leverage Factor at purchase date: 2 to 1
		10,286,302
Massachusetts 1.8%
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (d)	20,000,000	21,861,000
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.94%, 2/1/2034, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (d)	7,825,000	8,304,630
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (d)	3,000,000	3,183,884
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (d)	2,750,000	2,918,560
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 14.838%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (d)	20,000,000	21,449,400
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 42.890%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (d)	20,000,000	21,449,400
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 42.620%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		79,166,874
Nevada 1.5%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (d)	6,252,645	6,435,442
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (d)	6,565,277	6,757,214
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (d)	6,372,122	6,558,412
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.573%, 6/1/2028, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (d)	16,118,519	17,315,055
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (d)	16,841,398	18,091,596
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (d)	10,876,807	11,684,231
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.221%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
		66,841,950
New York 1.2%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (d)	27,925,000	29,150,728
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 18.011%, 7/1/2038, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024, INS: AGMC (d)	19,425,000	20,982,290
Trust: New York, NY, Series 2008-1131, 144A, 9.232%, 10/1/2024, Leverage Factor at purchase date: 2 to 1
		50,133,018
North Carolina 0.5%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038, INS: AGMC (d)	20,000,000	20,847,200
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.870%, 10/1/2038, Leverage Factor at purchase date: 4 to 1
Ohio 0.8%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (d)	8,725,000	9,803,766
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (d)	8,725,000	9,803,766
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 17.950%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (d)	6,032,233	6,186,351
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (d)	10,287,087	10,549,913
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.439%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		36,343,796
Tennessee 1.6%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (d)	21,793,305	23,415,225
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.955%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (d)	20,800,000	22,473,776
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.960%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (d)	21,610,075	23,087,083
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.968%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		68,976,084
Texas 1.2%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (d)	10,000,000	10,576,300
Trust: Dallas, TX, Water Works & Sewer Systems Revenue, Series 3742, 144A, 9.290%, 10/1/2035, Leverage Factor at purchase date: 2 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (d)	5,500,000	5,782,315
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.44%, 10/1/2034, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (d)	3,000,000	3,219,884
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (d)	7,425,000	7,969,213
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (d)	6,540,000	7,019,348
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (d)	7,000,000	7,513,063
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.992%, 2/1/2022, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (d)	10,000,000	10,936,300
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 18.66%, 7/15/2026, Leverage Factor at purchase date: 4 to 1
		53,016,423
Total Municipal Inverse Floating Rate Notes (Cost $577,976,386)		597,954,809

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,424,584,665)+	107.5	4,643,582,194
Other Assets and Liabilities, Net	(7.5)	(324,589,187)
Net Assets	100.0	4,318,993,007

The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project*	Zero Coupon	1/1/2013	5,000,000	2,983,584	1,090,000
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier*	7.375%	1/1/2040	15,000,000	14,314,437	26,250
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A (b)	3.375%	4/1/2027	21,335,000	21,337,200	12,072,196
				38,635,221	13,188,446

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2011.

*** These securities are shown at their current rate as of May 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $4,414,606,155. At May 31, 2011, net unrealized appreciation for all securities based on tax cost was $228,976,039. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $288,016,315 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,040,276.

(a) At May 31, 2011, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) Partial interest paying security. The rate shown represents 50% of the original coupon rate.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(d) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

XLCA: XL Capital Assurance

At May 31, 2011, swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
8/3/2011 8/3/2027	9,800,000	1	Fixed — 3.712%	Floating — LIBOR	41,002	—	41,002
3/9/2012 3/9/2031	5,200,000	2	Fixed — 4.562%	Floating — LIBOR	(384,776)	—	(384,776)
5/14/2012 5/12/2031	44,250,000	1	Fixed — 4.190%	Floating — LIBOR	(721,095)	—	(721,095)
5/14/2012 5/13/2031	44,300,000	1	Fixed — 4.190%	Floating — LIBOR	(721,713)	—	(721,713)
5/16/2012 5/16/2031	46,550,000	1	Fixed — 4.185%	Floating — LIBOR	(716,888)	—	(716,888)
5/16/2012 5/16/2031	46,000,000	1	Fixed — 4.250%	Floating — LIBOR	(1,112,351)	—	(1,112,351)
5/16/2012 5/16/2031	27,750,000	1	Fixed — 4.186%	Floating — LIBOR	(431,110)	—	(431,110)
5/17/2012 5/17/2031	27,250,000	1	Fixed — 4.100%	Floating — LIBOR	(103,547)	—	(103,547)
5/11/2012 5/11/2032	10,150,000	2	Fixed — 4.173%	Floating — LIBOR	(124,171)	—	(124,171)
3/28/2012 3/28/2033	13,300,000	1	Fixed — 4.432%	Floating — LIBOR	(696,933)	—	(696,933)
4/27/2012 4/27/2033	16,200,000	3	Fixed — 4.369%	Floating — LIBOR	(649,199)	—	(649,199)
Total net unrealized depreciation							(5,620,781)

Counterparties: 1 JPMorgan Chase Securities, Inc. 2 Merrill Lynch & Co., Inc. 3 Citigroup, Inc.

LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$—	$4,643,582,194	$—	$4,643,582,194
Derivatives (f)	—	41,002	—	41,002
Total	$—	$4,643,623,196	$—	$4,643,623,196
Liabilities
Derivatives (f)	$—	$(5,661,783)	$—	$(5,661,783)
Total	$—	$(5,661,783)	$—	$(5,661,783)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments in securities, at value (cost $4,424,584,665)	4,643,582,194
Cash	911,183
Receivable for investments sold	4,417,952
Receivable for Fund shares sold	4,853,685
Interest receivable	65,449,135
Unrealized appreciation on swap contracts	41,002
Other assets	134,668
Total assets	4,719,389,819
Liabilities
Payable for Fund shares redeemed	3,499,227
Payable for floating rate notes issued	383,135,816
Unrealized depreciation on swap contracts	5,661,783
Distributions payable	3,829,233
Accrued management fee	1,160,433
Other accrued expenses and payables	3,110,320
Total liabilities	400,396,812
Net assets, at value	$4,318,993,007
Net Assets Consist of:
Undistributed net investment income	1,546,884
Net unrealized appreciation (depreciation) on: Investments	218,997,529
Swap contracts	(5,620,781)
Accumulated net realized gain (loss)	(27,524,762)
Paid-in capital	4,131,594,137
Net assets, at value	$4,318,993,007

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,833,277,474 ÷ 207,970,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.82
Maximum offering price per share (100 ÷ 97.25 of $8.82)	$9.07
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,161,601 ÷ 472,025 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.82
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($143,266,688 ÷ 16,253,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.81
Class S Net Asset Value, offering and redemption price per share ($2,300,631,288 ÷ 260,636,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.83
Institutional Class Net Asset Value, offering and redemption price per share ($37,655,956 ÷ 4,270,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Interest	$239,549,402
Expenses: Management fee	13,787,055
Administration fee	4,218,113
Services to shareholders	3,516,528
Distribution and service fees	5,983,184
Reports to shareholders	187,286
Professional fees	156,432
Trustees' fees and expenses	128,845
Registration fees	219,561
Custodian fee	68,093
Interest expense and fees on floating rate notes issued	3,208,499
Other	223,393
Total expenses	31,696,989
Net investment income	207,852,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	121,947
Swap contracts	(25,388,499)
(25,266,552)
Change in net unrealized appreciation (depreciation) on: Investments	(101,632,315)
Swap contracts	(3,411,688)
(105,044,003)
Net gain (loss)	(130,310,555)
Net increase (decrease) in net assets resulting from operations	$77,541,858

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2011
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$77,541,858
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(1,383,584,575)
Net amortization of premium (discount)	(26,626,318)
Proceeds from sales and maturities of long-term investments	1,093,859,577
(Increase) decrease in interest receivable	(3,554,245)
(Increase) decrease in other assets	(14,237)
(Increase) decrease in receivable for investments sold	(3,062,952)
Increase (decrease) in payable for investments purchased	(5,094,083)
Increase (decrease) in accrued expenses and payables	1,043,889
Change in net unrealized (appreciation) depreciation on investments	101,632,315
Change in net unrealized (appreciation) depreciation on swap contracts	3,411,688
Net realized (gain) loss from investments	(121,947)
Cash provided (used) by operating activities	$(144,569,030)
Cash Flows from Financing Activities
Increase from regulatory settlements (see Note G)	262,613
Proceeds from shares sold	1,126,971,176
Payments for shares redeemed	(937,180,858)
Increase (decrease) in payable for floating rate notes issued	22,742,501
Distributions paid (net of reinvestment of distributions)	(68,392,703)
Cash provided (used) by financing activities	144,402,729
Increase (decrease) in cash	(166,301)
Cash at beginning of period	1,077,484
Cash at end of period	$911,183
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$135,876,018
Interest expense and fees on floating rate notes issued	$(3,208,499)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$207,852,413	$187,844,198
Net realized gain (loss)	(25,266,552)	(2,219,114)
Change in net unrealized appreciation (depreciation)	(105,044,003)	171,278,351
Net increase (decrease) in net assets resulting from operations	77,541,858	356,903,435
Distributions to shareholders from: Net investment income: Class A	(89,676,621)	(83,415,703)
Class B	(194,993)	(223,768)
Class C	(5,620,447)	(3,447,295)
Class S	(106,316,285)	(96,327,989)
Institutional Class	(2,124,100)	(1,001,546)
Net realized gains: Class A	(263,258)	(1,649,089)
Class B	(680)	(4,969)
Class C	(20,490)	(81,973)
Class S	(283,193)	(1,840,110)
Institutional Class	(7,180)	(18,676)
Total distributions	(204,507,247)	(188,011,118)
Fund share transactions: Proceeds from shares sold	1,123,680,958	754,656,995
Reinvestment of distributions	135,876,018	121,582,796
Payments for shares redeemed	(939,146,431)	(436,512,858)
Net increase (decrease) in net assets from Fund share transactions	320,410,545	439,726,933
Increase from regulatory settlements (see Note G)	262,613	—
Increase (decrease) in net assets	193,707,769	608,619,250
Net assets at beginning of period	4,125,285,238	3,516,665,988
Net assets at end of period (including undistributed net investment income of $1,546,884 and $884,686, respectively)	$4,318,993,007	$4,125,285,238

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.08	$8.68	$8.85		$8.99		$9.04
Income from investment operations: Net investment income	.42	.43	.41		.40		.39
Net realized and unrealized gain (loss)	(.26)	.41	(.14)		(.13)		.00	*
Total from investment operations	.16	.84	.27		.27		.39
Less distributions from: Net investment income	(.42)	(.43)	(.41)		(.40)		(.39)
Net realized gains	(.00 )*	(.01)	(.03)		(.01)		(.05)
Total distributions	(.42)	(.44)	(.44)		(.41)		(.44)
Net asset value, end of period	$8.82	$9.08	$8.68		$8.85		$8.99
Total Return (%)a	1.88	9.80	3.38	b	3.08	b	4.36	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,833	1,881	1,627		1,745		1,843
Ratio of expenses before expense reductions (including interest expense) (%)c	.83	.81	1.11		1.16		1.04
Ratio of expenses after expense reductions (including interest expense) (%)c	.83	.81	1.10		1.14		1.02
Ratio of expenses after expense reductions (excluding interest expense) (%)	.75	.74	.74		.73		.73
Ratio of net investment income (%)	4.86	4.86	4.95		4.52		4.29
Portfolio turnover rate (%)	24	37	77		55		19
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.08	$8.68	$8.86		$8.99		$9.04
Income from investment operations: Net investment income	.35	.35	.34		.34		.32
Net realized and unrealized gain (loss)	(.26)	.41	(.15)		(.13)		.00	*
Total from investment operations	.09	.76	.19		.21		.32
Less distributions from: Net investment income	(.35)	(.35)	(.34)		(.33)		(.32)
Net realized gains	(.00 )*	(.01)	(.03)		(.01)		(.05)
Total distributions	(.35)	(.36)	(.37)		(.34)		(.37)
Net asset value, end of period	$8.82	$9.08	$8.68		$8.86		$8.99
Total Return (%)a	1.05	8.90	2.45	b	2.42	b	3.59	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	7		12		19
Ratio of expenses before expense reductions (including interest expense) (%)c	1.64	1.64	1.92		1.98		1.84
Ratio of expenses after expense reductions (including interest expense) (%)c	1.64	1.64	1.89		1.89		1.77
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56	1.57	1.53		1.48		1.48
Ratio of net investment income (%)	4.04	4.03	4.16		3.77		3.54
Portfolio turnover rate (%)	24	37	77		55		19
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.08	$8.68	$8.85		$8.99		$9.04
Income from investment operations: Net investment income	.35	.36	.34		.34		.32
Net realized and unrealized gain (loss)	(.27)	.41	(.14)		(.13)		.00	*
Total from investment operations	.08	.77	.20		.21		.32
Less distributions from: Net investment income	(.35)	(.36)	(.34)		(.34)		(.32)
Net realized gains	(.00 )*	(.01)	(.03)		(.01)		(.05)
Total distributions	(.35)	(.37)	(.37)		(.35)		(.37)
Net asset value, end of period	$8.81	$9.08	$8.68		$8.85		$8.99
Total Return (%)a	.98	8.98	2.61	b	2.32	b	3.59	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	121	59		32		22
Ratio of expenses before expense reductions (including interest expense) (%)c	1.61	1.60	1.88		1.92		1.81
Ratio of expenses after expense reductions (including interest expense) (%)c	1.61	1.60	1.87		1.90		1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.53	1.52		1.49		1.49
Ratio of net investment income (%)	4.08	4.07	4.18		3.76		3.53
Portfolio turnover rate (%)	24	37	77		55		19
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.09	$8.69	$8.87		$9.00		$9.05
Income from investment operations: Net investment income	.44	.44	.43		.42		.41
Net realized and unrealized gain (loss)	(.26)	.41	(.15)		(.12)		.00	*
Total from investment operations	.18	.85	.28		.30		.41
Less distributions from: Net investment income	(.44)	(.44)	(.43)		(.42)		(.41)
Net realized gains	(.00 )*	(.01)	(.03)		(.01)		(.05)
Total distributions	(.44)	(.45)	(.46)		(.43)		(.46)
Net asset value, end of period	$8.83	$9.09	$8.69		$8.87		$9.00
Total Return (%)	2.07	10.00	3.48	a	3.42	a	4.59	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,301	2,081	1,818		1,873		1,961
Ratio of expenses before expense reductions (including interest expense) (%)b	.64	.62	.90		.95		.82
Ratio of expenses after expense reductions (including interest expense) (%)b	.64	.62	.89		.93		.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	.56	.55	.54		.52		.50
Ratio of net investment income (%)	5.05	5.05	5.16		4.74		4.52
Portfolio turnover rate (%)	24	37	77		55		19
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2011	2010	2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.08	$8.68	$8.85		$8.99	$9.04
Income from investment operations: Net investment income	.44	.45	.43		.43	.41
Net realized and unrealized gain (loss)	(.26)	.41	(.14)		(.13)	.00 *
Total from investment operations	.18	.86	.29		.30	.41
Less distributions from: Net investment income	(.44)	(.45)	(.43)		(.43)	(.41)
Net realized gains	(.00 )*	(.01)	(.03)		(.01)	(.05)
Total distributions	(.44)	(.46)	(.46)		(.44)	(.46)
Net asset value, end of period	$8.82	$9.08	$8.68		$8.85	$8.99
Total Return (%)	2.13	10.09	3.61	a	3.35	4.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	36	6		5	4
Ratio of expenses before expense reductions (including interest expense) (%)b	.59	.57	.90		.90	.78
Ratio of expenses after expense reductions (including interest expense) (%)b	.59	.57	.89		.90	.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	.51	.50	.54		.49	.49
Ratio of net investment income (%)	5.09	5.09	5.16		4.77	4.53
Portfolio turnover rate (%)	24	37	77		55	19
a Total returns would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2011 was approximately $375,702,000, with a weighted average interest rate of 0.85%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $1,746,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first.

From November 1, 2010 through May 31, 2011, the Fund incurred approximately $26,502,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$4,669,584
Undistributed ordinary income*	$1,055,391
Capital loss carryforward	$(1,746,000)
Net unrealized appreciation (depreciation) on investments	$228,976,039

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2011	2010
Distributions from tax-exempt income	$203,937,446	$184,416,301
Distributions from ordinary income*	$481,765	$646,032
Distributions from long-term capital gains	$88,036	$2,948,785

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2011.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. For the year ended May 31, 2011, to help mitigate this interest rate risk, the Fund entered into interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of May 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $290,750,000 to $695,700,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2011 and the related location in the accompanying Statements of Assets and Liabilities presented by the primary underlying risk exposure:
Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$41,002

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$5,661,783

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(25,388,499)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$(3,411,688)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $1,383,584,575 and $1,093,859,577, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

For the year ended May 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $4,218,113, of which $364,474 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2011
Class A	$415,290	$122,015
Class B	2,607	683
Class C	34,192	9,199
Class S	720,411	228,410
Institutional Class	5,139	1,235
	$1,177,639	$361,542

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class B	$37,213	$2,640
Class C	1,058,043	90,914
	$1,095,256	$93,554

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$4,522,968	$1,044,668	.24%
Class B	12,324	1,856	.25%
Class C	352,636	86,598	.25%
	$4,887,928	$1,133,122

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2011 aggregated $162,051.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2011, the CDSC for Class B and C shares aggregated $12,422 and $52,620, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2011, DIDI received $41,223 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,319, of which $9,358 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	35,208,434	$314,241,082	33,405,396	$298,981,161
Class B	70,937	635,839	231,311	2,061,361
Class C	7,272,129	65,065,253	7,881,561	70,544,096
Class S	80,796,184	704,215,793	37,867,435	339,696,824
Institutional Class	4,396,620	39,522,991	4,834,930	43,373,553
		$1,123,680,958		$754,656,995
Shares issued to shareholders in reinvestment of distributions
Class A	7,616,416	$67,468,927	6,607,912	$58,986,265
Class B	17,801	157,919	16,944	151,185
Class C	461,008	4,079,289	283,094	2,532,253
Class S	7,041,085	62,519,098	6,625,556	59,196,788
Institutional Class	186,041	1,650,785	79,803	716,305
		$135,876,018		$121,582,796
Shares redeemed
Class A	(41,985,518)	$(367,547,981)	(20,417,758)	$(182,221,345)
Class B	(224,507)	(1,978,020)	(412,015)	(3,646,561)
Class C	(4,840,588)	(42,341,898)	(1,551,881)	(13,857,274)
Class S	(56,072,613)	(490,067,299)	(24,889,830)	(222,230,758)
Institutional Class	(4,288,010)	(37,211,233)	(1,621,899)	(14,556,920)
		$(939,146,431)		$(436,512,858)
Net increase (decrease)
Class A	839,332	$14,162,028	19,595,550	$175,746,081
Class B	(135,769)	(1,184,262)	(163,760)	(1,434,015)
Class C	2,892,549	26,802,644	6,612,774	59,219,075
Class S	31,764,656	276,667,592	19,603,161	176,662,854
Institutional Class	294,651	3,962,543	3,292,834	29,532,938
		$320,410,545		$439,726,933

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $258,220. In addition, the Fund received $4,393 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended May 31, 2011. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2011, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.0002 per share from net long-term capital gains during its year ended May 31, 2011, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal YearEnded May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$96,896	$0	$0	$0
2010	$94,996	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.
Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011